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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2015

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BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

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Delaware	1-10275	75-1914582
(State of Incorporation)	(Commission File Number)	(IRS Employment Identification No.)
6820 LBJ Freeway
Dallas, Texas 75240
(Address of principal executive offices)
Registrant’s telephone number, including area code 972-980-9917

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
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Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure

At its August 20, 2015 meeting, the Board of Director's of Brinker International, Inc. (the "Company") declared a quarterly dividend of $0.32 per share on the common stock of the Company. The dividend will be payable on September 24, 2015 to shareholders of record as of September 4, 2015.

Section 8 - Other Events

Item 8.01. Other Events

Also, the Company announced that the Board of Directors increased the Company's share repurchase authorization by $250 million.
Section 9 - Financial Statements and Exhibits.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1 Press Release dated August 20, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Dated:August 20, 2015	By:	/s/ Wyman T. Roberts
Wyman T. Roberts,
Chief Executive Officer and
President and President of Chili’s Grill and Bar
(Principal Executive Officer)